                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                             -----------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 16, 2003



                              HRPT PROPERTIES TRUST
               (Exact name of registrant as specified in charter)



          MARYLAND                      1-9317                04-6558834
 (State or other jurisdiction        (Commission           (I.R.S. employer
     of incorporation)               file number)       identification number)




     400 CENTRE STREET, NEWTON, MASSACHUSETTS                 02458
     (Address of principal executive offices)               (Zip code)




        Registrant's telephone number, including area code: 617-332-3990

     ITEM 5.  OTHER EVENTS.

     The Company's Board of Trustees has amended and restated the Company's bylaws. The following is a summary of certain provisions of the Bylaws, as amended, and certain related provisions of Maryland law. The summary updates and supersedes previous reported summaries of those provisions. Because it is a summary, it does not contain all of the information which may be important to a shareholder or other investor. For more information, the Company refers to the full text of its amended and restated Bylaws which were filed as an exhibit to the Company's Annual Report on Form 10-K for the year ended December 31, 2002.

     The Bylaws provide that at all elections of Trustees, voting by shareholders will be conducted under the non-cumulative method and the election of Trustees will be by the affirmative vote of the holders of shares representing a majority of the total number of votes authorized to be cast by shares then outstanding and entitled to vote thereon. A majority of the votes cast at a meeting of shareholders duly called and at which a quorum is present will be sufficient to approve any other matter which may properly come before the meeting, unless more than a majority of the votes cast is otherwise required in the Bylaws or by statute or by the Declaration of Trust.

     The Bylaws provide that nomination of persons for election to the Board of Trustees and the proposal of other business to be considered at an annual meeting of shareholders may be properly brought before the meeting only (1) pursuant to the Company's notice of meeting by or at the direction of the Board of Trustees, or (2) by any shareholder who is a shareholder of record both at the time of giving of the advance notice described below and at the time of the annual meeting, who is entitled to vote at the meeting and who complies with the advance notice and other applicable terms and provisions set forth in the Bylaws. No business may be transacted at a special meeting of shareholders except as specifically designated in the notice of the meeting. Nominations of persons for election to the Board of Trustees at a special meeting of shareholders at which trustees are to be elected may be made only (1) pursuant to the Company's notice of meeting by or at the direction of the Board of Trustees, or (2) by any shareholder who is a shareholder of record both at the time of giving of the advance notice described below and at the time of the special meeting, who is entitled to vote at the meeting and who complies with the advance notice and other applicable terms and provisions set forth in the Bylaws.

     The Bylaws require a shareholder who is nominating a person for election to the Board of Trustees at an annual meeting or proposing business to be transacted at an annual meeting to give notice of such nomination or proposal to the secretary of the Company at the principal executive offices of the Company not later than the close of business on the 90th day nor earlier than the 120th day prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting. If the date of mailing of the notice for the annual meeting is advanced or delayed by more than 30 days from the anniversary date of the date of mailing of the notice for the preceding year's annual meeting, notice by the shareholder to be timely must be so delivered not earlier than the 120th day prior to the date of mailing of the notice for such annual meeting and not later than the close of business on the later of: (1) the 90th day prior to the date of mailing of the notice for such annual meeting or (2) the 10th day following the day on which public announcement of the date of mailing of the notice for such meeting is first made by the Company. The public announcement of a postponement of the mailing of the notice for such annual meeting or of an adjournment or postponement of an annual meeting to a later date or time will not commence a new time period for the giving of a shareholder's notice. If the number of Trustees to be elected to the Board of Trustees is increased and there is no public announcement of such action at least one hundred thirty (130) days prior to the first anniversary of the date of mailing of notice for the preceding year's annual meeting, a shareholder's notice also shall be considered timely, but only with respect to nominees for any new positions created by such increase, if the notice is delivered to the secretary at the Company's principal executive offices not later than the close of business on the 10th day immediately following the day on which such public announcement first is made by the Company.

     The Bylaws require a shareholder who is nominating a person for election to the Board of Trustees at a special meeting at which trustees are to be elected to give notice of such nomination to the secretary of the Company at its principal executive offices not earlier than the 120th day prior to such special meeting and not later than the close of business on the later of (1) the 90th day prior to such special meeting or (2) the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Trustees to be elected at such meeting. The public announcement of a postponement or adjournment of a special meeting to a later date or time will not commence a new time period for the giving of a shareholder's notice as described above.

     The Bylaws provide that a shareholder's notice of a nomination for election to the Board of Trustees or of a proposal of business to be transacted at a shareholders meeting must be in writing and must include:

     o as to each person whom the shareholder proposes to nominate for election or reelection as a Trustee, (1) the person's name, age, business address and residence address, (2) the class, series and number of shares of beneficial interest of the Company that are beneficially owned or owned of record by such person, (3) the date such shares were acquired and the investment intent of such acquisition, (4) the record of all purchases and sales of securities of the Company by such person during the previous 12 month period including the date of the transactions, the class, series and number of securities involved in the transactions and the consideration involved and (5) all other information relating to such person that is required to be disclosed in solicitations of proxies for election of Trustees in an election contest (even if an election contest is not involved), or is otherwise required, in each case pursuant to Regulation 14A or any successor provision under the Securities Exchange Act of 1934, including such person's written consent to being named in the proxy statement as a nominee and to serving as a Trustee if elected;

     o as to any other business that the shareholder proposes to bring before the meeting, a description of such business, the reasons for proposing such business at the meeting and any material interest in such business of such shareholder and any Shareholder Associated Person (as defined) (including any anticipated benefit therefrom);

     o as to the shareholder giving the notice and any Shareholder Associated Person, the class, series and number of shares of the Company which are owned of record by such shareholder and by such Shareholder Associated Person, if any, and the class, series and number of, and the nominee holder for, shares owned beneficially but not of record by such shareholder and by any such Shareholder Associated Person;

     o as to the shareholder giving the notice and any Shareholder Associated Person, the name and address of such shareholder, as they appear on the Company's share ledger and current name and address, if different, of such Shareholder Associated Person;

     o as to the shareholder giving the notice and any Shareholder Associated Person, the record of all purchases and sales of securities of the Company by such shareholder or Shareholder Associated Person during the previous 12-month period including the date of the transactions, the class, series and number of securities involved in the transactions and the consideration involved; and

     o to the extent known by the shareholder giving the notice, the name and address of any other shareholder supporting the nominee for election or reelection as a Trustee or the proposal of other business on the date of such shareholder's notice.

     "Shareholder Associated Person" of any shareholder shall mean (1) any person controlling, directly or indirectly, or acting in concert with, such shareholder, (2) any beneficial owner of shares of beneficial interest of the Company owned of record or beneficially by such shareholder and (3) any person controlling, controlled by or under common control with such shareholder or Shareholder Associated Person.

     The Bylaws provide that, at the same time as or prior to the submission to the Board of Trustees of any shareholder nomination or proposal of business to be considered at an annual or special meeting of the shareholders that, if approved or implemented, would cause the Company to be in breach of a covenant under any existing or proposed debt instrument or agreement, the proponent shareholder must submit to the secretary of the Company at the principal executive offices of the Company evidence satisfactory to the Board of Trustees of the lender's or contracting party's willingness to waive the breach or a plan for repayment of affected indebtedness or correcting the contractual default satisfactory to the Board of Trustees and which specifically identifies actions to be taken or the source of funds to be used in the repayment, which plan must be satisfactory to the Board of Trustees, in its discretion.

     The Bylaws provide that, at the same time as or prior to the submission to the Board of Trustees of any shareholder nomination or proposal of business to be considered at an annual or special meeting of the shareholders that, if approved, could not be implemented by the Company without notifying or obtaining the consent or approval of any regulatory body, the proponent shareholder must submit to the secretary of the Company at the principal executive offices of the Company evidence satisfactory to the Board of Trustees that any and all required notices, consents or approvals have been given or obtained or a plan for making the requisite notices or obtaining the requisite consents or approvals, as applicable, prior to the implementation of the proposal or election, which plan must be satisfactory to the Board of Trustees, in its discretion.

     The Bylaws provide that, upon written request by the secretary or the Board of Trustees or any committee thereof, any shareholder proposing a nominee for election as a Trustee or any proposal for other business at a meeting of shareholders must provide, within three business days of delivery of such request (or such other period as may be specified in such request), written verification, satisfactory to the secretary or the Board or any committee thereof, in his, her or its sole discretion, of the accuracy of any information submitted by the shareholder pursuant to the Bylaws. If a shareholder fails to provide such written verification within such period, the secretary or the Board of Trustees or any committee thereof may treat the information as to which written verification was requested as not having been provided in accordance with the procedures set forth in the Bylaws.

     The Bylaws further provide that, notwithstanding the foregoing, a shareholder must also comply with all applicable requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder with respect to matters set forth in the Bylaws relating to nominations, and that nothing in the Bylaws is deemed to require that a shareholder nomination of a person for election to the Board of Trustees or a shareholder proposal relating to other business be included in the Company's proxy statement except as may be required by law.

     The Bylaws include provisions to clarify the organization and conduct of meetings of shareholders. These include, among other things, that:

     o meetings of shareholders will be conducted by an individual appointed by the Trustees to be chairperson of the meeting or, in the absence of such appointment or the absence of the appointed individual, by specified officers of the Company or, in the absence of such officers, a chairperson chosen by the shareholders by the vote of holders of shares of beneficial interest representing a majority of the votes cast by shareholders present in person or represented by proxy;

     o the order of business and all other matters of procedure at any meeting of shareholders will be determined by the chairperson of the meeting;

     o the chairperson of the meeting may prescribe such rules, regulations and procedures and take such actions as, in the discretion of such chairperson, are appropriate for the proper conduct of the meeting, including, without limitation: (1) restricting admission to the time set for the commencement of the meeting; (2) limiting attendance at the meeting to shareholders of record of the Company, their duly authorized proxies or other such persons as the chairperson of the meeting may determine; (3) limiting participation at the meeting on any matter to shareholders of record of the Company entitled to vote on such matter, their duly authorized proxies or other such persons as the chairperson of the meeting may determine; (4) limiting the time allotted to questions or comments by participants; (5) maintaining order and security at the meeting; (6) removing any shareholder or other person who refuses to comply with meeting procedures, rules or guidelines as set forth by the chairperson of the meeting; and (7) recessing or adjourning the meeting to a later date and time and place announced at the meeting; and

     o unless otherwise determined by the chairperson of the meeting, meetings of shareholders are not required to be held in accordance with the rules of parliamentary procedure or any established rules of order.

     As previously reported, the Company has elected to be subject to Section 3-804(b) and (c) and Section 3-805 of Title 3, Subtitle 8 of the Maryland General Corporation Law. Those sections:

     o provide that the number of trustees may be fixed only by a vote of the Board of Trustees;

     o provide that vacancies on the Board of Trustees may be filled only by the affirmative vote of a majority of the remaining trustees in office, even if the remaining trustees do not constitute a quorum, and

     o provide that special meetings of shareholders may be called only by the written request of a majority of all the votes entitled to be cast at the meeting.

     Maryland law provides that control shares of a Maryland real estate investment trust acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquiror, by officers or by trustees who are employees of the trust are excluded from shares entitled to vote on the matter. Control shares are voting shares which, if aggregated with all other shares owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing trustees within one of the following ranges of voting power:

     o  one-tenth or more but less than one-third,

     o  one-third or more but less than a majority, or

     o  a majority or more of all voting power.

Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained shareholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

         A person who has made or proposes to make a control share acquisition may compel the board of trustees of the trust to call a special meeting of shareholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the trust may itself present the question at any shareholders meeting.

     If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the trust may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the trust to redeem control shares is subject to certain conditions and limitations. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquiror or of any meeting of shareholders at which the voting rights of the shares are considered and not approved.

If voting rights for control shares are approved at a shareholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other shareholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.

     The control share acquisition statute does not apply (a) to shares acquired in a merger, consolidation or share exchange if the trust is a party to the transaction, or (b) to acquisitions approved or exempted by the declaration of trust or bylaws of the trust.

     As previously reported, the Bylaws contain a provision exempting from the control share acquisition statute any and all acquisitions by any person of our shares. There can be no assurance that this provision will not be amended or eliminated at any time in the future.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                             HRPT PROPERTIES TRUST


                             By: /s/ John C. Popeo
                                --------------------------------------------
                                Name:  John C. Popeo
                                Title: Treasurer and Chief Financial Officer



Date:  June 16, 2003